SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
Dimensional Emerging Markets Value Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]           Fee paid previously with preliminary proxy materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MUTUAL FUND PROXY FACT SHEET FOR: DIMENSIONAL FUNDS

SPECIAL JOINT MEETING IMPORTANT DATES		SPECIAL JOINT MEETING LOCATION
Record Date	FEBRUARY 25, 2015	OFFICES OF THE FUNDS 6300 BEE CAVE ROAD, BUILDING ONE AUSTIN, TEXAS 78746
Mail Date	MARCH 20, 2015
Meeting Date	MAY 8, 2015 @ 9:00 AM CDT
ADDITIONAL INFORMATION		CONTACT INFORMATION
Cusip Numbers	SEE PAGES 8 – 9	Proxy Information Line	1-866-828-6931
Ballot Info	SEE PAGE 10	Website	us.dimensional.com
AST Fund Solutions is mentioned in the Q&A on Page 1 and on Page 3 of the Proxy Statement.

What are shareholders being asked to vote on?

1.	To Election of Eight Directors/Trustees
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

7.	Provide Instructions for Feeder Fund Regarding Election of Eight Directors/Trustees
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

2.	Approval of a “Manager of Managers” Structure.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

3A.	Approval of New Sub-Advisory Agreement with DFA Australia Limited
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

3B.	Approval of New Sub-Advisory Agreement with Dimensional Fund Advisors Ltd.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

4.	Approval of an Updated Investment Management Agreement with Dimensional Fund Advisors LP.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

5.	Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

6.	Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

8.	Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

9.	Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between Dimensional Fund Advisors LP and Master Fund.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

10.	Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund.
BOARDS UNANIMOUS RECOMMENDATION – “FOR”

What is happening? (Why am I receiving this call?)

FOR INTERNAL DISTRIBUTION ONLY

Shareholders of Dimensional’s US mutual funds are being asked to vote on several proposals that will benefit the funds. Voting promptly will minimize the proxy solicitation costs incurred by the Funds. Since Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to submit your voting instructions as quickly as possible. We are contacting you today, as indicated in the Proxy Statement, to offer you the option of conveniently voting your proxy by phone.

What is a Feeder Fund?

Certain Funds that are portfolios of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. invest substantially all of their assets in a corresponding Fund that is a series of The DFA Investment Trust Company or Dimensional Emerging Markets Value Fund and has an investment objective that is identical to that particular Feeder Fund’s investment objective.  The Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund is being asked to vote on certain proposals as they relate to the Master Fund in which the Feeder Fund invests.

PROPOSAL 1 & PROPOSAL 7: Election of Eight Directors/Trustees.

DFA Investment Dimensions Group Inc. – DFAIDG                      Dimensional Investment Group Inc. – DIG
The DFA Investment Trust Company – DFAITC             Dimensional Emerging Markets Value Fund – DEM

DFAIDG, DIG, DFAITC, and DEM are also referred to as a “Fund Company”

Why are shareholders being asked to elect Board Members?

Electing the nominees at the Meeting seeks to ensure that corporate oversight of the Dimensional Funds will continue without interruption. Each Fund Company’s current eight-member Board could appoint a maximum of two directors without shareholder approval. If the shareholders of each Fund Company elect the eight nominees for Director/Trustee, a future vacant Board position could be filled promptly by an appointee, allowing for a smooth transition.

Are the Board Members that are being elected “independent”?

Six of the eight nominees for election to serve as Directors/Trustees are “independent” or “disinterested” meaning the six nominees have no affiliation with the Dimensional Funds, other than their positions on the Boards, and receive compensation solely from the Fund Companies.

NAME OF NOMINEE	AGE	DIRECTOR/TRUSTEE SINCE
David G. Booth*	68	DFAIDG – 1981	DIG – 1992	DFAITC – 1992	DEM – 1993
George M. Constantinides	67	DFAIDG – 1983	DIG – 1993	DFAITC- 1992	DEM – 1993
John P. Gould	76	DFAIDG – 1986	DIG – 1993	DFAITC – 1992	DEM – 1993
Roger G. Ibbotson	71	DFAIDG – 1981	DIG – 1993	DFAITC – 1992	DEM – 1993
Edward P. Lazear	66	DFAIDG – 2010	DIG – 2010	DFAITC – 2010	DEM – 2010
Eduardo A. Repetto*	48	DFAIDG – 2009	DIG – 2009	DFAITC – 2009	DEM – 2009
Myron S. Scholes	73	DFAIDG – 1981	DIG – 1993	DFAITC – 1992	DEM – 1993
Abbie J. Smith	61	DFAIDG – 2000	DIG – 2000	DFAITC – 2000	DEM – 2000
* Indicates Interested Director nominees due to their positions with the Advisor:
oDavid G. Booth is President and Co-Chief Executive Officer
oEduardo A. Repetto is Co-Chief Executive Officer and Co-Chief Investment Officer

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 & PROPOSAL 7

PROPOSAL 2 & PROPOSAL 8: Approval of a “Manager of Managers” Structure.

FOR INTERNAL DISTRIBUTION ONLY

Why are shareholders being asked to approve of a “Manager of Managers” Structure?

Shareholders are being asked to approve a “Manager of Managers” structure for certain Funds whereby Dimensional will be able to employ and replace sub-advisors controlled by Dimensional without shareholder approval. This will enable a Fund to operate with greater efficiency in the future by allowing the Fund to use Dimensional controlled sub-advisors best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will approval of the “Manager of Managers” structure benefit the Funds?

Depending on the strategy for a particular Fund, Dimensional may wish to use the portfolio management and trading expertise of personnel employed by Dimensional controlled sub-advisors in other global locations. Approval of a “Manager of Managers” structure for certain Funds will permit Dimensional, to appoint, replace or change sub-advisors that are controlled by Dimensional, so long as the Board approves and concludes that such arrangements would be in the best interests of the shareholders of a Fund. Implementation of the “Manager of Managers” structure would allow a Fund to avoid additional meeting and proxy solicitation costs in the future.

Will approval of the “Manager of Managers” cause a change to the portfolio management of my Fund?

Depending on the strategy for a particular Fund, Dimensional may wish to use the portfolio management and trading expertise of personnel employed by Dimensional controlled sub-advisors in other global locations. For example, a Fund may employ Dimensional’s affiliated sub-advisors located in Sydney, Australia (DFA Australia) or London, United Kingdom (DFA London) to assist with the management of portfolios while markets are open in a particular jurisdiction. At the current time however, the Advisor does not anticipate any near-term changes to the portfolio management process for any Fund that might cause a Fund to use the “Manager of Managers” Structure.

Will approval of the “Manager of Managers” cause an increase to fees payable by a fund?

The use of the “Manager of Managers” Structure will not change the fees paid to Dimensional by those Funds considering this proposal.

Are there any other conditions the must be met in order for the “Manager of Managers” structure to be implemented by a Fund?

In addition to receiving shareholder approval, the Advisor must receive an exemptive order from the SEC before using the "Manager of Managers” Structure. While the SEC has not yet issued the order that will grant the Advisor permission to use the “Manager of Managers” Structure and there can be no assurance that the SEC will issue the order, the Boards determined to seek shareholder approval of the “Manager of Managers” Structure at this time to avoid additional meeting and proxy solicitation costs in the future.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 & 8

PROPOSAL 3A & PROPOSAL 3B: Approval of New Sub-Advisory Agreements.

Why are the Sub-Advisory Agreements being recommended for the Identified Fixed Income Funds?

FOR INTERNAL DISTRIBUTION ONLY

The Advisor believes that the Identified Fixed Income Funds (DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio of DFAIDG and the LWAS/DFA Two-Year Fixed Income Portfolio) will benefit from the global investment management experience of the Advisor’s affiliates. Under the Sub-Advisory Agreements, DFA Australia and DFA London will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets. The Sub-Advisors would also assist the Advisor in compiling and analyzing the list of eligible securities available for purchase for and sale by an Identified Fixed Income Fund. DFA London and DFA Australia currently serve as sub-advisors for most of the Dimensional Funds that predominantly invest in equity securities. The Board has concluded that approval of each Proposed Sub-Advisory Agreement for each Identified Fixed Income Fund was in the best interests of the Identified Fixed Income Fund and its shareholders.

Will the current structure of portfolio management change as a result of the proposed Sub-Advisory Agreements?

If the Proposed Sub-Advisory Agreements are approved, the Proposed-Sub-Advisors will have discretion over certain investments and trading of an Identified Fixed Income Fund’s portfolio securities in international markets including the Asia/Pacific Markets and the European Markets, respectively. Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your Identified Fixed Income Fund, including the portfolio management of your Fund.

Will the implementation of the Sub-Advisory Agreements increase the fees and expenses of the Identified Fixed Income Funds?

Dimensional will pay the sub-advisory fees due to the Sub-Advisors, so the approval and implementation of the Sub-Advisory Agreements will have no impact on shareholder expenses for the Identified Fixed Income Funds. There will be no change in the management fees paid by the Identified Fixed Income Funds as a result of the implementation of the Sub-Advisory Agreements.

If approved, how long will the proposed sub-advisory agreements remain in effect?

Following implementation, the Proposed Sub-Advisory Agreements will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of each Proposed Sub- Advisory Agreement on an annual basis.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3A & 3B

PROPOSAL 4 & PROPOSAL 9: Approval of an Updated Investment Management Agreement with Dimensional Fund Advisors LP.

Why are shareholders of each Fund being asked to approve an Updated Management Agreement with Dimensional Fund Advisors LP? (Proposal 4)

Shareholders are being asked to approve an updated Investment Management Agreement for each Fund to provide a uniform agreement that increases transparency and better describes all of the services that the Advisor provides to each Fund. The Advisor and the Board of each Fund Company believe the Updated Investment Management Agreement better reflects the current relationship between the Advisor and each Fund than the Current Investment Management Agreements by providing shareholders a more complete list of expenses and services associated with the investment management relationship with the Advisor.

FOR INTERNAL DISTRIBUTION ONLY

Will operating expenses increase as a result of the Updated Investment Management Agreement? (Proposal 4)

Pro forma estimates of the Funds’ total annual operating expense ratios once the Updated Investment Management Agreement is approved are the same as the total annual operating expense ratios of the Funds reported for the last fiscal year which do not reflect the implementation of the Updated Investment Management Agreement.

Why does each Feeder Fund require an Updated Management Agreement with Dimensional Fund Advisors LP? (Proposal 9)

The Feeder Funds are being asked to approve an updated Investment Management Agreement that will allow the Advisor to provide a full range of investment advisory services to the Feeder Funds. The Advisor and the Boards of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. believe that it is in the best interests of each Feeder Fund to have the option of investing in securities directly, in addition to investing in the Feeder Fund’s corresponding Master Fund. The updated Investment Management Agreement will allow for this structure for each Feeder Fund. In order for a Feeder Fund’s assets to be managed directly by the Advisor, shareholders first must approve the Updated Investment Management Agreement for the Feeder Fund with the Advisor.

How is having the ability to invest in securities directly expected to benefit each Feeder Fund? (Proposal 9)

The Advisor and the respective Boards believe that any operational efficiencies that possibly may be achieved through a master-feeder structure do not outweigh the investment inflexibility associated with the master-feeder structure. The Advisor believes that transitioning to a structure that allows investment in both underlying funds and direct portfolio securities will provide greater investment flexibility in a more modern fund structure. The ability to invest in securities directly will allow the Advisor and the respective Board to determine the most appropriate investment structure for the Feeder Fund and to make changes over time if they believe that those changes are in the best interests of the Feeder Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4 & 9

PROPOSAL 5 & PROPOSAL 10: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities.

Why are shareholders being asked to approve an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities?

Under the Investment Company Act of 1940, a mutual fund’s investment policy relating to the purchase and sale of commodities must be fundamental which means the investment policy may only be changed with shareholder approval. The proposed change is intended to preserve the Funds’ flexibility to trade in a variety of modern financial instruments, and permit the Funds to continue to buy and sell various financial instruments representing interests in commodities such as futures contracts and options on futures contracts, currency futures, stock index futures or interest rate futures and enter into swaps and other commodity-related derivative instruments involving commodities.

Is approval of the proposed Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities expected to change the manner in which the Funds are managed?

FOR INTERNAL DISTRIBUTION ONLY

Dimensional does not anticipate any changes to the manner in which any of the Funds will be managed as a result of the implementation of the amended fundamental investment limitation. Generally, the Funds do not plan to purchase any physical commodities and this will not change as a result of the implementation of the amended fundamental investment limitation. The commodities and commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited. Should the Advisor believe that a Fund’s investment strategy or material risks should be modified in the future, the Advisor would request the approval of the applicable Board for any such material modification.

What will happen if shareholders of a Fund do not approve the proposed amendment?

If the Proposal is not approved by shareholders of a Fund, the current fundamental investment limitation regarding investments in commodities will remain in effect for the Fund. In addition, whether or not the Proposal is approved for one Fund will not affect whether such Proposal is approved for another Fund. With respect to a Feeder Fund, the result of the vote for the Proposal with respect to the Feeder Fund’s own fundamental investment limitation may not affect the underlying investment practice described in Proposal 10 because all investment decisions are made at the Master Fund level.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5 & 10
]

PROPOSAL 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration.

Why are shareholders being asked to approve of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration?

Under the Investment Company Act of 1940, a mutual fund’s investment policy relating to industry concentration must be fundamental which means the investment policy may only be changed with shareholder approval. The Advisor believes that eliminating the current industry concentration policy will give the Advisor additional flexibility to buy and sell securities consistent with seeking to achieve the Proposal 6 Funds’ investment objectives, rather than having to meet certain investment percentages. Eliminating the current fundamental investment limitation also may facilitate additional diversification for each Proposal 6 Fund. The Advisor believes that the current fundamental investment limitation does not provide any benefits to the Proposal 6 Funds, and is not necessary for the Proposal 6 Funds to achieve their investment objectives.

The Proposal 6 Funds are DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Short-Duration Real Return Portfolio of DFAIDG and LWAS/DFA Two-Year Fixed Income Portfolio of DIG

How is approval of Proposal 6 expected to benefit the Funds?

The Advisor and the Board believes that the elimination of the banking industry securities concentration policy will benefit each Proposal 6 Fund and its shareholders. Finally, by eliminating the concentration policy with respect to investing in banking industry securities, each Proposal 6 Fund will reduce its potential exposure to the banking industry. The proposed change to the industry

FOR INTERNAL DISTRIBUTION ONLY

concentration policy does not have any impact on each Proposal 6 Fund’s current classification as a diversified or non-diversified company.

What is the banking industry securities concentration policy?

The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. When a Proposal 6 Fund’s investments in obligations of U.S. and foreign banks and bank holding companies exceeds 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in banking industry securities.

What will happen if shareholders of a Fund do not approve the proposed amendment?

If the Proposal is not approved by shareholders of a Proposal 6 Fund, the Fund’s current fundamental investment limitation regarding industry concentration will remain in effect for that Fund. In addition, whether or not the Proposal is approved for one Proposal 6 Fund will not affect whether such Proposal is approved for another Proposal 6 Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6

What was included in the proxy package?

VOTING METHODS

A Notice of Special Joint Meeting of Shareholders, Joint Proxy Statement and Proxy Card(s).

PHONE:
To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.
************************************************************************************************************************************************************************************************************************************
The proxy statement is available online at: us.dimensional.com/2015-proxyvote/mainstatement.pdf

TRUST	NAME OF FUND	CUSIP	BALLOT
DFA Investment Dimensions Group Inc.	DFA One-Year Fixed Income Portfolio	233203603	1
DFA Investment Dimensions Group Inc.	DFA Two-Year Global Fixed Income Portfolio	233203645	1
Dimensional Investment Group Inc.	LWAS/DFA Two-Year Fixed Income Portfolio	25434D872	1

FOR INTERNAL DISTRIBUTION ONLY

DFA Investment Dimensions Group Inc.	DFA Five-Year Global Fixed Income Portfolio	233203884	2
DFA Investment Dimensions Group Inc.	DFA Intermediate-Term Extended Quality Portfolio	23320G513	3
DFA Investment Dimensions Group Inc.	DFA Selectively Hedged Global Fixed Income Portfolio	233203223	3
DFA Investment Dimensions Group Inc.	DFA Short-Duration Real Return Portfolio	25239Y576	3
DFA Investment Dimensions Group Inc.	DFA Short-Term Extended Quality Portfolio	23320G521	3
DFA Investment Dimensions Group Inc.	Asia Pacific Small Company Portfolio	233203850	4
DFA Investment Dimensions Group Inc.	Continental Small Company Portfolio	233203702	4
DFA Investment Dimensions Group Inc.	Emerging Markets Portfolio	233203785	4
DFA Investment Dimensions Group Inc.	Emerging Markets Small Cap Portfolio	233203611	4
DFA Investment Dimensions Group Inc.	Japanese Small Company Portfolio	233203108	4
DFA Investment Dimensions Group Inc.	LWAS/DFA International High Book to Market Portfolio	233203793	4
DFA Investment Dimensions Group Inc.	United Kingdom Small Company Portfolio	233203207	4
DFA Investment Dimensions Group Inc.	Emerging Markets Value Portfolio	233203587	4
DFA Investment Dimensions Group Inc.	Emerging Markets Value Portfolio	23320G455	4
Dimensional Investment Group Inc.	DFA International Value Portfolio II	25434D302	4
Dimensional Investment Group Inc.	DFA International Value Portfolio III	25434D708	4
Dimensional Investment Group Inc.	DFA International Value Portfolio IV	25434D856	4
Dimensional Investment Group Inc.	Emerging Markets Portfolio II	25434D849	4
Dimensional Investment Group Inc.	DFA International Value Portfolio	25434D203	4
Dimensional Investment Group Inc.	DFA International Value Portfolio	25434D625	4
DFA Investment Dimensions Group Inc.	CSTG&E International Social Core Equity Portfolio	233203272	5a
DFA Investment Dimensions Group Inc.	DFA Global Real Estate Securities Portfolio	23320G554	5a
DFA Investment Dimensions Group Inc.	DFA International Real Estate Securities Portfolio	233203348	5a
DFA Investment Dimensions Group Inc.	DFA International Small Cap Value Portfolio	233203736	5a
DFA Investment Dimensions Group Inc.	DFA International Value ex Tobacco Portfolio	23320G547	5a
DFA Investment Dimensions Group Inc.	DFA Investment Grade Portfolio	23320G448	5a
DFA Investment Dimensions Group Inc.	DFA LTIP Portfolio (formerly, Retirement Fixed Income Fund III)	25239Y873	5a
DFA Investment Dimensions Group Inc.	DFA World ex U.S. Government Fixed Income Portfolio	23320G323	5a
DFA Investment Dimensions Group Inc.	Emerging Markets Core Equity Portfolio	233203421	5a
DFA Investment Dimensions Group Inc.	Emerging Markets Social Core Equity Portfolio	233203363	5a
DFA Investment Dimensions Group Inc.	International Core Equity Portfolio	233203371	5a
DFA Investment Dimensions Group Inc.	International Large Cap Growth Portfolio	23320G265	5a
DFA Investment Dimensions Group Inc.	International Small Cap Growth Portfolio	23320G257	5a
DFA Investment Dimensions Group Inc.	International Small Company Portfolio	233203629	5a
DFA Investment Dimensions Group Inc.	International Social Core Equity Portfolio	25239Y626	5a
DFA Investment Dimensions Group Inc.	International Sustainability Core 1 Portfolio	233203199	5a
DFA Investment Dimensions Group Inc.	International Vector Equity Portfolio	23320G539	5a
DFA Investment Dimensions Group Inc.	Large Cap International Portfolio	233203868	5a
DFA Investment Dimensions Group Inc.	Selectively Hedged Global Equity Portfolio	23320G331	5a
DFA Investment Dimensions Group Inc.	T.A. World ex U.S. Core Equity Portfolio	23320G505	5a
DFA Investment Dimensions Group Inc.	Tax-Managed DFA International Value Portfolio	233203546	5a
DFA Investment Dimensions Group Inc.	World Core Equity Portfolio	25239Y105	5a
DFA Investment Dimensions Group Inc.	World ex U.S. Core Equity Portfolio	25239Y592	5a
DFA Investment Dimensions Group Inc.	World ex U.S. Targeted Value Portfolio	25239Y618	5a
DFA Investment Dimensions Group Inc.	World ex U.S. Value Portfolio	23320G471	5a
Dimensional Investment Group Inc.	Global Allocation 25/75 Portfolio	25434D633	5a
Dimensional Investment Group Inc.	Global Allocation 25/75 Portfolio	25434D641	5a
Dimensional Investment Group Inc.	Global Allocation 60/40 Portfolio	25434D658	5a
Dimensional Investment Group Inc.	Global Allocation 60/40 Portfolio	25434D666	5a
Dimensional Investment Group Inc.	Global Equity Portfolio	25434D674	5a
Dimensional Investment Group Inc.	Global Equity Portfolio	25434D682	5a
Dimensional Emerging Markets Value Fund	Dimensional Emerging Markets Value Fund		5b
The DFA Investment Trust Company	The Asia Pacific Small Company Series		5b
The DFA Investment Trust Company	The Continental Small Company Series		5b
The DFA Investment Trust Company	The DFA International Value Series		5b

FOR INTERNAL DISTRIBUTION ONLY

The DFA Investment Trust Company	The Emerging Markets Series		5b
The DFA Investment Trust Company	The Emerging Markets Small Cap Series		5b
The DFA Investment Trust Company	The Japanese Small Company Series		5b
The DFA Investment Trust Company	The United Kingdom Small Company Series		5b
DFA Investment Dimensions Group Inc.	DFA Commodity Strategy Portfolio	23320G463	6
DFA Investment Dimensions Group Inc.	DFA Municipal Real Return Portfolio	25239Y550	6
DFA Investment Dimensions Group Inc.	Tax-Managed U.S. Marketwide Value Portfolio	233203561	7
DFA Investment Dimensions Group Inc.	U.S. Large Cap Value Portfolio	233203827	7
Dimensional Investment Group Inc.	LWAS/DFA U.S. High Book to Market Portfolio	25434D880	7
Dimensional Investment Group Inc.	Tax-Managed U.S. Marketwide Value Portfolio II	25434D831	7
Dimensional Investment Group Inc.	U.S. Large Cap Value Portfolio II	25434D401	7
Dimensional Investment Group Inc.	U.S. Large Cap Value Portfolio III	25434D807	7
DFA Investment Dimensions Group Inc.	CSTG&E U.S. Social Core Equity 2 Portfolio	233203280	8a
DFA Investment Dimensions Group Inc.	DFA California Intermediate-Term Municipal Bond Portfolio	23320G430	8a
DFA Investment Dimensions Group Inc.	DFA California Short-Term Municipal Bond Portfolio	233203330	8a
DFA Investment Dimensions Group Inc.	DFA Inflation-Protected Securities Portfolio	233203355	8a
DFA Investment Dimensions Group Inc.	DFA Intermediate Government Fixed Income Portfolio	233203876	8a
DFA Investment Dimensions Group Inc.	DFA Intermediate-Term Municipal Bond Portfolio	23320G315	8a
DFA Investment Dimensions Group Inc.	DFA Real Estate Securities Portfolio	233203835	8a
DFA Investment Dimensions Group Inc.	DFA Short-Term Government Portfolio	233203405	8a
DFA Investment Dimensions Group Inc.	DFA Short-Term Municipal Bond Portfolio	233203439	8a
DFA Investment Dimensions Group Inc.	Enhanced U.S. Large Company Portfolio	233203637	8a
DFA Investment Dimensions Group Inc.	T.A. U.S. Core Equity 2 Portfolio	233203314	8a
DFA Investment Dimensions Group Inc.	Tax-Managed U.S. Equity Portfolio	233203447	8a
DFA Investment Dimensions Group Inc.	Tax-Managed U.S. Small Cap Portfolio	233203553	8a
DFA Investment Dimensions Group Inc.	Tax-Managed U.S. Targeted Value Portfolio	233203579	8a
DFA Investment Dimensions Group Inc.	U.S. Core Equity 1 Portfolio	233203413	8a
DFA Investment Dimensions Group Inc.	U.S. Core Equity 2 Portfolio	233203397	8a
DFA Investment Dimensions Group Inc.	U.S. Large Cap Equity Portfolio	23320G240	8a
DFA Investment Dimensions Group Inc.	U.S. Large Cap Growth Portfolio	23320G281	8a
DFA Investment Dimensions Group Inc.	U.S. Micro Cap Portfolio	233203504	8a
DFA Investment Dimensions Group Inc.	U.S. Small Cap Growth Portfolio	23320G273	8a
DFA Investment Dimensions Group Inc.	U.S. Small Cap Portfolio	233203843	8a
DFA Investment Dimensions Group Inc.	U.S. Small Cap Value Portfolio	233203819	8a
DFA Investment Dimensions Group Inc.	U.S. Social Core Equity 2 Portfolio	233203298	8a
DFA Investment Dimensions Group Inc.	U.S. Sustainability Core 1 Portfolio	233203215	8a
DFA Investment Dimensions Group Inc.	U.S. Targeted Value Portfolio	233203595	8a
DFA Investment Dimensions Group Inc.	U.S. Vector Equity Portfolio	233203389	8a
DFA Investment Dimensions Group Inc.	U.S. Targeted Value Portfolio	233203231	8a
DFA Investment Dimensions Group Inc.	U.S. Targeted Value Portfolio	233203256	8a
Dimensional Investment Group Inc.	LWAS/DFA Two-Year Government Portfolio	25434D864	8a
Dimensional Investment Group Inc.	U.S. Large Company Portfolio	25434D823	8a
The DFA Investment Trust Company	The Canadian Small Company Series		8b
The DFA Investment Trust Company	The DFA Short Term Investment Fund	23320U405	8b
The DFA Investment Trust Company	The Tax-Managed U.S. Marketwide Value Series		8b
The DFA Investment Trust Company	The U.S. Large Cap Value Series		8b

PROPOSALS
	1	7	2	3A	3B	4	5	6	8	9	10
BALLOT 1	X		X	X	X	X	X	X
BALLOT 2	X		X	X	X	X	X
BALLOT 3	X		X			X	X	X
BALLOT 4	X	X	X			X	X		X	X	X
BALLOT 5a	X		X			X	X

FOR INTERNAL DISTRIBUTION ONLY

BALLOT 5b	X		X	X	X
BALLOT 6	X		X	X
BALLOT 7	X	X		X	X	X	X
BALLOT 8a	X			X	X
BALLOT 8b	X			X	X

1.	To Election of Eight Directors/Trustees
7.	Provide Instructions for Feeder Fund Regarding Election of Eight Directors/Trustees
2.	Approval of a “Manager of Managers” Structure.
3A.	Approval of New Sub-Advisory Agreement with DFA Australia Limited
3B.	Approval of New Sub-Advisory Agreement with Dimensional Fund Advisors Ltd.
4.	Approval of an Updated Investment Management Agreement with Dimensional Fund Advisors LP.
5.	Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities.
6.	Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration.
8.	Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund.
9.	Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between Dimensional Fund Advisors LP and Master Fund.
10.	Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund.

FOR INTERNAL DISTRIBUTION ONLY

Dimensional Funds Level I Alternative Outreach Communications (Start of Campaign Script)

“Hello. This call is regarding your investment in the Dimensional Funds.

We recently distributed proxy material relating to The Special Meeting of Shareholders scheduled to take place on Friday, May 8th. There are several items on the meeting agenda which are designed to increase efficiencies, create uniformity across all Funds, and update certain investment limitations.  Voting your proxy will help Dimensional achieve these efficiencies in the most time sensitive and cost efficient way.

We are calling to ensure you received the proxy material, to field any questions you may have and, to offer you the opportunity to vote quickly and conveniently over the phone.   If you would like to cast your vote now with a Dimensional proxy representative, please press 1.“

1 forwards to Vote Rep

(Pause and listen 2 seconds)

“This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.”

1 forwards to Vote Rep

(Pause and listen 2 seconds)

“If you have any questions about the Special Meeting or would like another copy of the proxy material, please press 2 now. For more information about your investment with the Dimensional Funds please press 3 now.”

2 forwards to material request line
3 plays message below and forwards to information line

 “As of February 25, 2015 you owned one or more investments in the Dimensional Funds. Please hold for a representative who can provide additional information.”

(Pause and listen 2 seconds)

FOR INTERNAL DISTRIBUTION ONLY
Updated 3-23-15

Dimensional Funds Level I Alternative Outreach Communications (Start of Campaign Script)

Then forwards to information line

“To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.”

5 Plays the following message.

“Thank you for your consideration.   Have a nice day.”

(Pause and listen 2 seconds)

“If you received this message on your answering machine you may contact us toll free at 1-866-828-6931 from 9am to 10pm Eastern Time, Monday through Friday.”

ANSWERING MACHINE SCRIPT FOR AOC

“Hello. We are calling on behalf of your investment with the Dimensional Funds. Each of these funds will be holding a Special Meeting of Shareholders scheduled to take place on May 8th.   You should have recently received proxy material related to this meeting however if you haven’t, it should be arriving shortly.  Please take a few moments to review this material and vote using one of the convenient voting options.

If you should have any questions about this meeting, the agenda or how to vote, please contact us at your earliest convenience at 1-866-828-6931 between the hours of 9am and 10pm Eastern Time, Monday through Friday.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.”

FOR INTERNAL DISTRIBUTION ONLY
Updated 3-23-15